Exhibit 4.1

THE DOW CHEMICAL COMPANY

FIRST SUPPLEMENTAL INDENTURE

$500,000,000 4.550% Notes due 2025

$600,000,000 4.800% Notes due 2028

$900,000,000 5.550% Notes due 2048

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of November 30, 2018 (the “Supplemental Indenture”), among THE DOW CHEMICAL COMPANY, a Delaware corporation (the “Company”), DOW HOLDINGS INC., a Delaware corporation (“Holdings”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (the “Trustee”).

RECITALS OF THE COMPANY:

WHEREAS, the Company and the Trustee have heretofore executed and delivered an indenture, dated as of May 1, 2008 (the “Indenture”), to provide for the issuance by the Company from time to time of Securities to be issued in one or more Series as provided in the Indenture;

WHEREAS, Section 8.1(c) of the Indenture permits the Company and the Trustee to enter into indentures supplemental to the Indenture for the purposes of adding covenants for the protection of Holders of the Securities issued from time to time under the Indenture and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in the Indenture;

WHEREAS, Section 8.1(e) of the Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any Series as permitted by Sections 2.1 and 2.3 of the Indenture; and

WHEREAS, all the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

NOW THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

The Company, Holdings and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders of the Securities as follows:

ARTICLE ONE

RELATION TO INDENTURE; DEFINITIONS; RULES OF CONSTRUCTION

SECTION 1.1    Relation to Indenture. This Supplemental Indenture constitutes an integral part of the Indenture.

SECTION 1.2    Definitions. For all purposes of this Supplemental Indenture, the following terms shall have the respective meanings set forth in this Section.

“2025 Notes” means the Company’s 4.550% Notes due 2025.

“2028 Notes” means the Company’s 4.800% Notes due 2028.

“2048 Notes” means the Company’s 5.550% Notes due 2048.

“Additional Interest” shall have the meaning set forth in the Registration Rights Agreement.

“Applicable Procedures” means, with respect to any transfer or transaction involving a Regulation S Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

“Depositary” means The Depository Trust Company, its nominees and their respective successors.

“Exchange Securities” means the Securities of the Company issued in exchange for Initial Securities pursuant to the Indenture and the Registration Rights Agreement in connection with the Registered Exchange Offer.

“Global Securities Legend” means the legend set forth under that caption in Exhibit A to this Supplemental Indenture.

“Initial Purchasers” means Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc. and the other initial purchasers listed on Schedule I to the Purchase Agreement.

“Initial Securities” means the Rule 144A Securities and the Regulation S Securities.

“Participant” means members of, or participants in, the Depositary.

“Purchase Agreement” means the Purchase Agreement dated November 28, 2018, among the Company and the Initial Purchasers.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Registered Exchange Offer” means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Securities, to issue and deliver to such Holders, in exchange for their Initial Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

“Registration Rights Agreement” means the Registration Rights Agreement dated as of November 30, 2018, among the Company and the Initial Purchasers.

“Regulation S” means Regulation S under the Securities Act.

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“Regulation S Securities” means all Initial Securities offered and sold outside the United States in reliance on Regulation S.

“Restricted Period” with respect to any Securities means the period of 40 consecutive days beginning on and including the later of (i) the day on which such Securities are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) November 30, 2018.

“Restricted Securities Legend” means the legend set forth in Section 2.4(c)(i) herein.

“Revolving Credit Facility Agreement” means that certain $5,000,000,000 Five Year Competitive Advance and Revolving Credit Facility Agreement, dated as of October 30, 2018, among the Company, the banks from time to time party thereto and Citibank, N.A., as administrative agent as amended, modified, restated, renewed, refunded, replaced or refinanced from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring all of or substantially all of the indebtedness under such agreement or any such successor or replacement agreement and whether by the same or any other agent, lender or group of lenders (or other institutions).

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Securities” means all Initial Securities offered and sold to QIBs in reliance on Rule 144A.

“Securities Act” means the Securities Act of 1933, as amended,

“Securities” means, collectively the 2025 Notes, the 2028 Notes and the 2048 Notes.

“Shelf Registration Statement” means a registration statement filed by the Company in connection with the offer and sale of the Initial Securities pursuant to Section 2(b) of the Registration Rights Agreement.

“Transfer Restricted Securities” means Securities that bear or are required to bear the Restricted Securities Legend.

SECTION 1.3    Rules of Construction. For all purposes of this Supplemental Indenture:

(a)    capitalized terms used herein without definition shall have the meanings specified in the Indenture;

(b)    all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture;

(c)    the terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Supplemental Indenture; and

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(d)    in the event of a conflict with the definition of terms in the Indenture, the definitions in this Supplemental Indenture shall control.

ARTICLE TWO

THE SECURITIES

SECTION 2.1    Title of the Securities. There shall be Series of Securities designated (a) the 4.550% Notes due 2025, (b) the 4.800% Notes due 2028 and (c) the 5.550% Notes due 2048.

SECTION 2.2    Limitation on Aggregate Principal Amount. The 2025 Notes will be initially issued in an aggregate principal amount of $500,000,000, the 2028 Notes will be initially issued in an aggregate principal amount of $600,000,000 and the 2048 Notes will be initially issued in an aggregate principal amount of $900,000,000 (except, in each case, for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture or pursuant to and in accordance with the terms of the Registration Rights Agreement); provided, that the Company may, without the consent of Holders of the Securities, issue additional Securities having the same ranking and the same interest rate, maturity and other terms as the Securities, which additional Securities will be consolidated with and form a single Series with the Securities under the Indenture.

SECTION 2.3    Form and Dating.

(a)    General. The 2025 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A hereto, the 2028 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit B hereto and the 2048 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit C hereto. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication. The Securities shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company, Holdings and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Security conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture shall govern and be controlling.

The Initial Securities issued on the date hereof will be (i) offered and sold by the Company pursuant to the Purchase Agreement and (ii) resold initially only to (A) QIBs in reliance on Rule 144A and (B) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S. Such Initial Securities may thereafter be transferred to, among others, QIBs and purchasers in reliance on Regulation S.

The Company hereby designates The Depository Trust Company as the initial Depositary for the Global Securities.

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(b)    Global Securities. The Rule 144A Securities shall be issued initially in the form of one or more permanent global Securities in fully registered form (collectively, the “Rule144A Global Security”) and the Regulation S Securities shall be issued initially in the form of one or more global Securities (collectively, the “Regulation S Global Security”), in each case without interest coupons and bearing the Global Securities Legend and Restricted Securities Legend, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Indenture. Beneficial ownership interests in the Regulation S Global Security shall not be exchangeable for interests in the Rule 144A Global Security or any other Security without a Restricted Securities Legend until the expiration of the Restricted Period. The Rule 144A Global Securities and the Regulation S Global Securities are each referred to herein as a “Global Security” and are collectively referred to herein as “Global Securities.” The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

(c)    Book-Entry Provisions. This Section 2.3(c) shall apply only to a Global Security deposited with or on behalf of the Depositary. The Company shall execute and the Trustee shall, in accordance with this Section 2.3(c) and pursuant to an order of the Company, authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions or held by the Trustee as Securities Custodian.

Participants shall have no rights under the Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

SECTION 2.4    Transfer and Exchange.

(a)    Transfer and Exchange of Global Securities.

(i)    The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security shall deliver a written order given in accordance with the Depositary’s procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Security or another Global Security and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global

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Security and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Security being transferred. Transfers by an owner of a beneficial interest in a Rule 144A Global Security to a transferee who takes delivery of such interest through a Regulation S Global Security, whether before or after the expiration of the Restricted Period, shall be made only upon receipt by the Trustee of a certification from the transferor to the effect that such transfer is being made in accordance with Regulation S or (if available) Rule 144 under the Securities Act and that, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear or Clearstream.

(ii)    If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Security from which such interest is being transferred.

(iii)    Notwithstanding any other provisions of this Supplemental Indenture, a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(b)    Restrictions on Transfer of Regulation S Global Security.

(i)    Prior to the expiration of the Restricted Period, interests in a Regulation S Global Security may only be held through Euroclear or Clearstream. During the Restricted Period, beneficial ownership interests in a Regulation S Global Security may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures and only (A) to the Company or any subsidiary thereof, (B) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) outside the United States in an offshore transaction in accordance with Regulation S, (D) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act, or (E) pursuant to an effective registration statement under the Securities Act or (F) pursuant to any other available exemption from the registration requirements of the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in a Regulation S Global Security to a transferee who takes delivery of such interest through a Rule 144A Global Security shall be made only in accordance with the Applicable Procedures and upon receipt by the Trustee of a

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written certification from the transferor of the beneficial interest in the form provided on the reverse of the Initial Security to the effect that such transfer is being made to (i) a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A. Such written certification shall no longer be required after the expiration of the Restricted Period.

(ii)    Upon the expiration of the Restricted Period, beneficial ownership interests in a Regulation S Global Security shall be transferable in accordance with applicable law and the other terms of the Indenture.

(c)    Legends for Securities

(i)    Except as permitted by the following paragraphs (ii), (iii), (iv) or (vi), each Security certificate evidencing the Global Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE THAT IS [ONE YEAR (IN THE CASE OF THE 144A NOTES) OR 40 DAYS (IN THE CASE OF REGULATION S NOTES)] AFTER THE LATER OF THE ISSUANCE OF THE NOTES AND THE LAST DATE ON WHICH THE ISSUER OR ANY OF ITS AFFILIATES WAS THE OWNER OF THE NOTES OR ANY PREDECESSOR OF THE NOTES, OFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO AN ISSUER OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO PERSONS REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E)

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PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH 2(C) AND 2(F) ABOVE, THE DOW CHEMICAL COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION.

Each Security evidencing a Global Security that is a Regulation S Security shall bear a legend substantially in the following form:

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON, NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

(ii)    After a transfer of any Initial Securities during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Securities, as the case may be, all requirements pertaining to the Restricted Securities Legend on such Initial Securities shall cease to apply and the requirements that any such Initial Securities be issued in global form shall continue to apply.

(iii)    Upon the consummation of a Registered Exchange Offer with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Exchange Securities in exchange for their Initial Securities, all requirements pertaining to Initial Securities that Initial Securities be issued in global form shall continue to apply, and Exchange Securities in global form without the Restricted Securities Legend shall be available to Holders that exchange such Initial Securities in such Registered Exchange Offer.

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(iv)    Upon a sale or transfer after the expiration of the Restricted Period of any Initial Security acquired pursuant to Regulation S, all requirements that such Initial Security bear the Restricted Securities Legend shall cease to apply and the requirements requiring any such Initial Security be issued in global form shall continue to apply.

(d)    Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have been transferred, redeemed, repurchased or canceled, such Global Security shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is transferred in exchange for an interest in another Global Security, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee with respect to such Global Security, by the Trustee, to reflect such reduction.

(e)    Obligations with Respect to Transfers and Exchanges of Securities.

(i)    To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Global Securities at the Registrar’s request.

(ii)    No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 8.5 or 12.3 of the Indenture).

(iii)    Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent or the Registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

(iv)    The Company shall not be required to make and the Registrar need not register transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

(v)    All Securities issued upon any transfer or exchange pursuant to the terms of this Supplemental Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Securities surrendered upon such transfer or exchange.

(f)    No Obligation of the Trustee.

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(i)    The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

(ii)    The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE THREE

AMENDMENTS TO THE INDENTURE

SECTION 3.1    Additional Covenant and Event of Default

(a)    For the benefit of the Holders of Securities of each Series, Holdings covenants and agrees that if Holdings issues a guarantee in respect of outstanding or committed indebtedness under the Revolving Credit Facility Agreement, Holdings will enter into (1) a supplemental indenture with the Company and the Trustee substantially in the form attached as Exhibit D hereto substantially concurrently with the issuance of such guarantee providing for the issuance of a guarantee on all Securities issued under the Indenture and (2) if such guarantee is issued prior to the consummation of the Registered Exchange Offer, a joinder agreement to the Registration Rights Agreement providing for the registration of such guarantee in accordance with the terms thereof as though the guarantee was a “Security” as defined therein.

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(b)    For the benefit of the Holders of Securities of each Series, the following shall be an additional “Event of Default” as contemplated by Section 5.1(g) of the Indenture:

default in the performance, or breach, of the covenant set forth in Section 3.1(a).

SECTION 3.2    Solely with respect to the 2025 Notes, the 2028 Notes and the 2048 Notes, paragraph (b) of Section 3.6 of the Indenture is amended and restated as follows:

“(b) Notwithstanding the provisions of paragraph (a) of this Section 3.6, the Company or any Restricted Subsidiary may create or assume liens; provided that at the time of such creation or assumption, and after giving effect thereto, Exempted Indebtedness does not exceed 15 percent of Consolidated Net Tangible Assets at such time.”

SECTION 3.3    Solely with respect to the 2025 Notes, the 2028 Notes and the 2048 Notes, paragraph (b) of Section 3.7 of the Indenture is amended and restated as follows:

“(b) Notwithstanding the provisions of paragraph (a) of this Section 3.7, the Company or any Restricted Subsidiary may enter into Sale and Lease-Back Transactions, provided that at the time of such entering into, and after giving effect thereto, Exempted Indebtedness does not exceed 15 percent of Consolidated Net Tangible Assets at such time.”

ARTICLE FOUR

MISCELLANEOUS PROVISIONS

SECTION 4.1    Ratification. The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

SECTION 4.2    Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 4.3    Governing Law. THIS SUPPLEMENTAL INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THEREOF.

SECTION 4.4    Trustee. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The recitals herein are deemed to be those of the Company and Holdings and not of the Trustee.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

THE DOW CHEMICAL COMPANY

By:	/s/ Gary McGuire
Name:	Gary McGuire
Title:	Vice President and Treasurer

DOW HOLDINGS INC.

By:	/s/ Gary McGuire
Name:	Gary McGuire
Title:	Treasurer of Dow Holdings Inc.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ R. Tarnas
Name:	R. Tarnas
Title:	Vice President

Signature page to First Supplemental Indenture

EXHIBIT A

Form of 4.550% Notes due 2025

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE “DEPOSITARY”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE THAT IS [ONE YEAR (IN THE CASE OF THE 144A NOTES) OR 40 DAYS (IN THE CASE OF REGULATION S NOTES)] AFTER THE LATER OF THE ISSUANCE OF THE NOTES AND THE LAST DATE ON WHICH THE ISSUER OR ANY OF ITS AFFILIATES WAS THE OWNER OF THE NOTES OR ANY PREDECESSOR OF THE NOTES, OFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO AN ISSUER OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO PERSONS REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH 2(C) AND 2(F) ABOVE, THE DOW CHEMICAL COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE

Ex. A-1

MEANINGS GIVEN TO THEM BY REGULATION S UNDER SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION.

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON, NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (FOR REG S NOTES ONLY)]

THE DOW CHEMICAL COMPANY

4.550% Notes due 2025

CUSIP NO. [260543 CM3 (Rule 144A) / U26054 KF9 (REG S)]
ISIN NO. [US260543CM30 (Rule 144A) / USU26054KF95 (REG S]
No. R[144A / REGS]-[●]	US$[●]

THE DOW CHEMICAL COMPANY, a Delaware corporation (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [●] MILLION DOLLARS (US$[●]) or such other principal sum set forth on the Schedule attached hereto (which shall not exceed $500,000,000) on November 30, 2025, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest and Additional Interest , if any, as defined in and payable pursuant to Section 2 of the Registration Rights Agreement referred to below, thereon semi-annually on each May 30 and November 30 (each an “Interest Payment Date”), commencing May 30, 2019 and at maturity on said principal sum, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the rate per annum specified in the title of this Security from the May 30 or November 30, as the case may be, next preceding the date of this Security to which interest and Additional Interest, if any, has been paid, unless the date hereof is a date to which interest and Additional Interest, if any, has been paid, in which case from the date of this Security, or unless no interest has been paid on this Security, in which case from November 30, 2018, until payment of said principal sum has been made or duly provided for. Payments of such principal and interest and Additional Interest, if any, shall be made at the office or agency of the Company in Chicago, Illinois, which, subject to the right of the Company to vary or terminate the appointment of such agency, shall initially be at the principal office of The Bank of New York Mellon Trust Company, N.A., Two North LaSalle Street, Chicago, Illinois 60602; provided, that payment of interest and Additional Interest, if any, may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security register; provided, further that so long as CEDE & CO. or another nominee of the Depositary is the registered owner of this Security payments of principal and interest and Additional Interest, if any, will be made in immediately available funds through the Depositary’s Same-Day Funds Settlement

Ex. A-2

System. Notwithstanding the foregoing, if the date hereof is after May 15 or November 15, as the case may be, and before the following May 30 or November 30, this Security shall bear interest and Additional Interest, if any, from such May 30 or November 30; provided, that if the Company shall default in the payment of interest or Additional Interest, if any, due on such May 30 or November 30, then this Security shall bear interest and Additional Interest, if any, from the next preceding May 30 or November 30, to which interest and Additional Interest, if any, has been paid or, if no interest has been paid on this Security, from November 30, 2018. The interest and Additional Interest, if any, payable on any May 30 or November 30 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the May 15 or November 15 (each a “Record Date”), as the case may be, next preceding such May 30 or November 30, and the interest and Additional Interest, if any, payable at maturity will be payable to the person to whom the principal hereof shall be payable.

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

[Remainder of page intentionally left blank Signature page follows.]

Ex. A-3

IN WITNESS WHEREOF, THE DOW CHEMICAL COMPANY has caused this instrument to be signed by facsimile by its duly authorized representative.

Dated: November 30, 2018.

Attest:	THE DOW CHEMICAL COMPANY

By:		By:
	[●]		[●]
	[●]		[●]

Signature Page to Notes due 2025 R-●

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated: November 30, 2018

The Bank of New York Mellon Trust Company, NA., as Trustee

By:
Authorized Signatory

Signature Page to Notes due 2025 R-●

THE DOW CHEMICAL COMPANY

4.550% Notes due 2025

Section 1.    General. This Note is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 1, 2008 (the “Base Indenture”), between The Dow Chemical Company (the “Company”) and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) as supplemented by a first supplemental indenture, dated as of November 30, 2018, among the Company, Dow Holdings Inc. (“Holdings”) and the Trustee (the “First Supplemental Indenture and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, Holdings, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Securities of the series designated on the face hereof.

Section 2.    Redemption; Sinking Fund. (a) Except as provided in paragraph (b) below, the Securities are not redeemable prior to maturity.

(b)    The Securities are redeemable, at any time in whole or from time to time in part, prior to September 30, 2025, at the option of the Company at a redemption price equal to the greater of:

(i)    100% of the principal amount of the Securities to be redeemed on that redemption date; and

(ii)    the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that redemption date that would be due if the Securities being redeemed matured on September 30, 2025 (not including any portion of such payments of interest and Additional Interest, if any, accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 25 basis points, plus, in each case, accrued and unpaid interest and Additional Interest, if any, thereon to, but excluding, the date of redemption.

On or after September 30, 2025, the Securities will be redeemable, at any time in whole or from time to time in part, at the Company’s option at 100% of the principal amount of the Securities to be redeemed on that redemption date plus accrued and unpaid interest and Additional Interest, if any, thereon to but excluding such redemption date.

Notwithstanding the foregoing, installments of interest and Additional Interest, if any, on Securities that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date according to this Security and the Indenture.

Ex A-6

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term (as measured from the date of redemption) of the Securities to be redeemed (assuming for this purpose, that the Securities matured on September 30, 2025) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Quotation Agent” means any Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (i) each of Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and a Primary Treasury Dealer selected by SMBC Nikko Securities America, Inc. (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

(c)    The Securities will not be subject to any sinking fund.

(d)    The Company will mail a notice of any redemption at least 15 days but not more than 60 days before the redemption date to each Holder; provided that such notice of redemption may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Securities. Once notice of redemption is mailed, the Securities called for redemption will become due and payable on the redemption date and at the applicable redemption price, plus accrued and unpaid interest and Additional Interest, if any, to, but excluding, the redemption date.

Ex. A-7

Section 3.    Repurchase at the Option of Holders Upon Change of Control Repurchase Event.

(a)    If a Change of Control Repurchase Event (as defined below) occurs, unless the Company has exercised its right to redeem the Securities as provided in Section 2 above, the Company will make an offer to each Holder of Securities to repurchase all or any part (in integral multiples of $1,000 and no Security of a principal amount of $2,000 or less will be repurchased in part) of that Holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest and Additional Interest, if any, on the Securities repurchased, to, but excluding, the date of repurchase.

(b)    Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control (as defined below), but after the public announcement of an impending Change of Control, the Company will mail (or electronically deliver) a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Securities on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

(c)    The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with this Section 3, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 3 by virtue of such conflict.

(d)    On the Change of Control Repurchase Event payment date, the Company will, to the extent lawful:

(i)    accept for payment all Securities or portions of Securities (in a minimum principal amount of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the aforementioned offer;

(ii)    deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered; and

(iii)    deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Securities being repurchased by the Company.

(e)    The paying agent will promptly mail to each Holder of Securities properly tendered the repurchase price for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Security equal in principal amount to any unpurchased portion of any Securities surrendered; provided, that each new Security will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 above that amount.

Ex. A-8

(f)    The Company will not be required to make an offer to repurchase the Securities upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer.

(g)    The following terms for purposes of this Section 3 shall have the respective meanings specified below:

“Below Investment Grade Rating Event” means the rating on the Securities is lowered by each of the Rating Agencies and the Securities are rated below Investment Grade by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if any of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)    the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and those of its subsidiaries taken as a whole to any “person” or “group” (as those terms are used for purposes of Section 13(d)(3) of the Exchange Act), other than the Company, Holdings or one or more of wholly-owned subsidiaries of Holdings;

(2)    the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used for purposes of Section 13(d)(3) of the Exchange Act), other than Holdings or one or more wholly-owned subsidiaries of Holdings, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding shares of the Voting Stock of Holdings or the Company, measured by voting power rather than number of shares;

(3)    the Company or Holdings consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company or Holdings, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company, Holdings or such other Person is converted into or exchanged for cash, securities or other property, other than the Intended Business Separations or any such transaction where the shares of the Voting Stock of the Company or Holdings outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or any direct or indirect parent company of the surviving Person immediately after giving effect to such transaction;

Ex. A-9

(4)    the first day on which a majority of the members of the board of directors of the Company or the board of directors of Holdings are not Continuing Directors other than as a result of the Intended Business Separations; or

(5)    the adoption of a plan relating to the liquidation or dissolution of the Company or Holdings.

Notwithstanding the foregoing, none of the transactions relating to the Internal Reorganization, the Business Realignment or the Intended Business Separations shall be considered a Change of Control.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control under clause (2) above if (a) the Company or Holdings becomes a direct or indirect wholly-owned subsidiary of a holding company and (b) (y) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of Holdings’ Voting Stock immediately prior to that transaction or (z) immediately following that transaction, no person (as that term is used in Section 13(d) (3) of the Exchange Act) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of the holding company. Furthermore, neither the formation of an intermediate holding company of the Company that is 100% owned by Holdings (directly or indirectly) or any business combination between the Company and Holdings or any wholly-owned subsidiaries of Holdings will constitute a Change of Control.

“Business Realignment” has the meaning provided in the Company’s offering memorandum dated November 28, 2018 relating to the offering of the Securities.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, (a) with respect to any member of the board of directors of Holdings, any such member who (1) was a member of such board of directors on the date of the issuance of the Securities; or (2) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination or election (either by a specific vote or by approval of our proxy statement in which such member was named as a nominee for election as a director) and (b) with respect to any member of the board of directors of the Company, any such member who (1) was a member of such board of directors on the date of the issuance of the Securities; or (2) was appointed, nominated for election or elected to such board of directors by Holdings.

“Fitch” means Fitch Ratings, Inc.

“Intended Business Separations” has the meaning provided in the Company’s offering memorandum dated November 28, 2018 relating to the offering of the Securities.

Ex. A-10

“Internal Reorganization” has the meaning provided in the Company’s offering memorandum dated November 28, 2018 relating to the offering of the Securities.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch), Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Services Inc.

“Rating Agency” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” registered pursuant to Section 15E of the Exchange Act, selected by the Company as a replacement agency for Fitch, Moody’s or S&P, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

“Voting Stock” means, with respect to any person, capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right so to vote has been suspended by the happening of such a contingency.

Section 4.    Events of Default. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Section 5.    Modifications and Waivers; Obligation of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest and Additional Interest, if any, on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

Ex. A-11

Section 6.    Authorized Denominations. The Securities are issuable in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture, and subject to certain limitations therein set forth and to the limitations described below, if applicable, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

Section 7.    Registration of Transfer. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security register upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for that purpose in the City of Chicago, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the securities registrar (which shall initially be the Trustee, Two North LaSalle Street, Chicago, Illinois 60602 (Attention: Corporate Trust Department) or at such other address as it may designate as its principal corporate trust office in the City of Chicago), duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security is exchangeable for a certificated Security only if (x) the Depositary notifies the Company that it is no longer willing or able to act as a Depositary for this Security or the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Company has not appointed a successor depositary within 90 days of that notice or becoming aware that the Depositary is no longer so registered or (y) the Company in its sole discretion determines that this Security shall be exchangeable for certificated Securities in registered form or (z) an Event of Default with respect to the Securities represented hereby has occurred and is continuing, and the Depositary requested the issuance of certificated Securities, provided that the definitive Securities so issued in exchange for this permanent Security shall be in denominations of $2,000 and any integral multiple of $1,000 in excess thereof and be of like aggregate principal amount and tenor as the portion of this permanent Security to be exchanged, and provided further that, unless the Company agrees otherwise, Securities of this series in certificated registered form will be issued in exchange for this permanent Security, or any portion hereof, only if such Securities in certificated registered form were requested by written notice to the Trustee or the Securities Registrar by or on behalf of a person who is beneficial owner of an interest hereof given through the Holder hereof. Except as provided above, owners of beneficial interests in this permanent Security will not be entitled to receive physical delivery of Securities in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Section 8.    Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Ex. A-12

Section 9.    No Recourse Against Certain Persons. No recourse for the payment of the principal or interest or Additional Interest, if any, on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any Supplemental Indenture thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation of either of them, either directly or through the Company or any successor corporation of either of them, whether by virtue of any constitution, statute or rule or law or by the enforcement of any assessment or penalty or otherwise, all such liability being by the acceptance hereof and as a condition of and as part of the consideration for the issue hereof, expressly waived and released.

Prior to the Intended Business Separations, Holders of the Securities will have (i) no recourse (whether legal, equitable or otherwise, including without limitation, any right of attachment, judgment or levy or any recourse to the proceeds from any sale or other disposition thereof) against the assets of DowDuPont Inc. (“DowDuPont”) or “Historical DuPont” (E. I. du Pont de Nemours and Company and its consolidated subsidiaries prior to the Business Realignment) and their respective subsidiaries, except to the extent of any materials science business assets that will be part of the Company after the Intended Business Separations, including Historical DuPont’s ethylene and ethylene copolymers businesses (other than its ethylene acrylic elastomers business), and subsequent to the Intended Business Separations, Holders of the Securities will have no recourse (whether legal, equitable or otherwise, including without limitation, any right of attachment, judgment or levy or any recourse to the proceeds from any sale or other disposition thereof) against New DuPont or Corteva and/or their respective subsidiaries (including their assets or equity and that of their subsidiaries). Additionally, Holders of the Securities will have no recourse (whether legal, equitable or otherwise, including without limitation, any right of attachment, judgment or levy or any recourse to the proceeds from any sale or other disposition thereof) against the direct or indirect equity interests that the Company holds or will hold in any subsidiary of Corteva or New DuPont.

“Corteva” has the meaning provided in the Company’s offering memorandum dated November 28, 2018 relating to the offering of the Securities.

“New DuPont” has the meaning provided in the Company’s offering memorandum dated November 28, 2018 relating to the offering of the Securities.

Section 10.    Defeasance. The Indenture with respect to any series will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Indenture, upon payment of all of the Securities of such series or upon the irrevocable deposit with the Trustee of cash or U.S. Government Obligations (or a combination thereof) sufficient for such payment in accordance with Article Ten of the Indenture.

Ex. A-13

Section 11.    Registration Rights Agreement. Holders of the Securities issued on the date hereof will have all the rights set forth in the Registration Rights Agreement, dated as of November 30, 2018, among the Company and the other parties named in Schedule I thereto (the “Registration Rights Agreement”). The Company will furnish to any holder of Securities upon request and without charge a copy of the Registration Rights Agreement.

Section 12.    Governing Law; Jurisdiction. The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 13.    Defined Terms. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Ex. A-14

CERTIFICATE TO BE DELIVERED UPON EXCHANGE

OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $                     principal amount of Securities held in (check applicable space)          book-entry form by              (the “Transferor”).

The Transferor (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depositary a Security of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(d) under the Securities Act of 1933, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(3)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(4)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933; or

(5)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(6)	☐	pursuant to any other available exemption from the registration requirements under the Securities Act of 1933.

Prior to the expiration of the period referred to in Rule 144(d), unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (2),

Ex. A-15

(3), (4) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:
By:

Ex. A-16

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Security	Amount of increase in Principal Amount of this Security	Principal Amount of this Security following such decrease (or increase)	Signature of authorized signatory of Trustee

Ex. A-17

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -

                                                 (Minor)

Custodian

                                 (Cust)

Under Uniform Gifts to Minors Act

                                                                              (State)

Additional abbreviations may also be used though not in the above list.

Ex. A-18

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                      attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature:

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Ex. A-19

EXHIBIT B

Form of 4.800% Notes due 2028

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE “DEPOSITARY”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE THAT IS [ONE YEAR (IN THE CASE OF THE 144A NOTES) OR 40 DAYS (IN THE CASE OF REGULATION S NOTES)] AFTER THE LATER OF THE ISSUANCE OF THE NOTES AND THE LAST DATE ON WHICH THE ISSUER OR ANY OF ITS AFFILIATES WAS THE OWNER OF THE NOTES OR ANY PREDECESSOR OF THE NOTES, OFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO AN ISSUER OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO PERSONS REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH 2(C) AND 2(F) ABOVE, THE DOW CHEMICAL COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE

Ex. B-1

MEANINGS GIVEN TO THEM BY REGULATION S UNDER SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION.

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON, NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (FOR REG S NOTES ONLY)]

THE DOW CHEMICAL COMPANY

4.800% Notes due 2028

CUSIP NO. [260543 CQ4 (Rule 144A) / U26054 KH5 (REG S)]ISIN NO.

[US260543CQ44 (Rule 144A) / USU26054KH51 (REG S]

No. R[144A / REGS]-[●]	US$[●]

THE DOW CHEMICAL COMPANY, a Delaware corporation (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [●] MILLION DOLLARS (US$[●]) or such other principal sum set forth on the Schedule attached hereto (which shall not exceed $600,000,000) on November 30, 2028, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest and Additional Interest , if any, as defined in and payable pursuant to Section 2 of the Registration Rights Agreement referred to below, thereon semi-annually on each May 30 and November 30 (each an “Interest Payment Date”), commencing May 30, 2019 and at maturity on said principal sum, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the rate per annum specified in the title of this Security from the May 30 or November 30, as the case may be, next preceding the date of this Security to which interest and Additional Interest, if any, has been paid, unless the date hereof is a date to which interest and Additional Interest, if any, has been paid, in which case from the date of this Security, or unless no interest has been paid on this Security, in which case from November 30, 2018, until payment of said principal sum has been made or duly provided for. Payments of such principal and interest and Additional Interest, if any, shall be made at the office or agency of the Company in Chicago, Illinois, which, subject to the right of the Company to vary or terminate the appointment of such agency, shall initially be at the principal office of The Bank of New York Mellon Trust Company, N.A., Two North LaSalle Street, Chicago, Illinois 60602; provided, that payment of interest and Additional Interest, if any, may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security register; provided, further that so long as CEDE & CO. or another nominee of the Depositary is the registered owner of this Security payments of principal and interest and Additional Interest, if any, will be made in immediately available funds through the Depositary’s Same-Day Funds Settlement

Ex. B-2

System. Notwithstanding the foregoing, if the date hereof is after May 15 or November 15, as the case may be, and before the following May 30 or November 30, this Security shall bear interest and Additional Interest, if any, from such May 30 or November 30; provided, that if the Company shall default in the payment of interest or Additional Interest, if any, due on such May 30 or November 30, then this Security shall bear interest and Additional Interest, if any, from the next preceding May 30 or November 30, to which interest and Additional Interest, if any, has been paid or, if no interest has been paid on this Security, from November 30, 2018. The interest and Additional Interest, if any, payable on any May 30 or November 30 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the May 15 or November 15 (each a “Record Date”), as the case may be, next preceding such May 30 or November 30, and the interest and Additional Interest, if any, payable at maturity will be payable to the person to whom the principal hereof shall be payable.

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

[Remainder of page intentionally left blank Signature page follows.]

Ex. B-3

IN WITNESS WHEREOF, THE DOW CHEMICAL COMPANY has caused this instrument to be signed by facsimile by its duly authorized representative.

Dated: November 30, 2018.

Attest:	THE DOW CHEMICAL COMPANY

By:	By:
[●]	[●]
[●]	[●]

Signature Page to Notes due 2028 R-●

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated: November 30, 2018

The Bank of New York Mellon Trust Company, NA., as Trustee

By:
Authorized Signatory

Signature Page to Notes due 2028 R-●

THE DOW CHEMICAL COMPANY

4.800% Notes due 2028

Section 1.    General. This Note is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 1, 2008 (the “Base Indenture”), between The Dow Chemical Company (the “Company”) and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) as supplemented by a first supplemental indenture, dated as of November 30, 2018, among the Company, Dow Holdings Inc. (“Holdings”) and the Trustee (the “First Supplemental Indenture and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, Holdings, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Securities of the series designated on the face hereof.

Section 2.    Redemption; Sinking Fund. (a) Except as provided in paragraph (b) below, the Securities are not redeemable prior to maturity.

(b)    The Securities are redeemable, at any time in whole or from time to time in part, prior to August 30, 2028, at the option of the Company at a redemption price equal to the greater of:

(i)    100% of the principal amount of the Securities to be redeemed on that redemption date; and

(ii)    the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that redemption date that would be due if the Securities being redeemed matured on August 30, 2028 (not including any portion of such payments of interest and Additional Interest, if any, accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 30 basis points, plus, in each case, accrued and unpaid interest and Additional Interest, if any, thereon to, but excluding, the date of redemption.

On or after August 30, 2028, the Securities will be redeemable, at any time in whole or from time to time in part, at the Company’s option at 100% of the principal amount of the Securities to be redeemed on that redemption date plus accrued and unpaid interest and Additional Interest, if any, thereon to but excluding such redemption date.

Notwithstanding the foregoing, installments of interest and Additional Interest, if any, on Securities that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date according to this Security and the Indenture.

Ex. B-6

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term (as measured from the date of redemption) of the Securities to be redeemed (assuming for this purpose, that the Securities matured on August 30, 2028) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Quotation Agent” means any Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (i) each of Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and a Primary Treasury Dealer selected by SMBC Nikko Securities America, Inc. (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

(c)    The Securities will not be subject to any sinking fund.

(d)    The Company will mail a notice of any redemption at least 15 days but not more than 60 days before the redemption date to each Holder; provided that such notice of redemption may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Securities. Once notice of redemption is mailed, the Securities called for redemption will become due and payable on the redemption date and at the applicable redemption price, plus accrued and unpaid interest and Additional Interest, if any, to, but excluding, the redemption date.

Ex. B-7

Section 3.    Repurchase at the Option of Holders Upon Change of Control Repurchase Event.

(a)    If a Change of Control Repurchase Event (as defined below) occurs, unless the Company has exercised its right to redeem the Securities as provided in Section 2 above, the Company will make an offer to each Holder of Securities to repurchase all or any part (in integral multiples of $1,000 and no Security of a principal amount of $2,000 or less will be repurchased in part) of that Holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest and Additional Interest, if any, on the Securities repurchased, to, but excluding, the date of repurchase.

(b)    Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control (as defined below), but after the public announcement of an impending Change of Control, the Company will mail (or electronically deliver) a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Securities on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

(c)    The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with this Section 3, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 3 by virtue of such conflict.

(d)    On the Change of Control Repurchase Event payment date, the Company will, to the extent lawful:

(i)    accept for payment all Securities or portions of Securities (in a minimum principal amount of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the aforementioned offer;

(ii)    deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered; and

(iii)    deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Securities being repurchased by the Company.

(e)    The paying agent will promptly mail to each Holder of Securities properly tendered the repurchase price for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Security equal in principal amount to any unpurchased portion of any Securities surrendered; provided, that each new Security will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 above that amount.

Ex. B-8

(f)    The Company will not be required to make an offer to repurchase the Securities upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer.

(g)    The following terms for purposes of this Section 3 shall have the respective meanings specified below:

“Below Investment Grade Rating Event” means the rating on the Securities is lowered by each of the Rating Agencies and the Securities are rated below Investment Grade by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if any of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)    the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and those of its subsidiaries taken as a whole to any “person” or “group” (as those terms are used for purposes of Section 13(d)(3) of the Exchange Act), other than the Company, Holdings or one or more of wholly-owned subsidiaries of Holdings;

(2)    the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used for purposes of Section 13(d)(3) of the Exchange Act), other than Holdings or one or more wholly-owned subsidiaries of Holdings, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding shares of the Voting Stock of Holdings or the Company, measured by voting power rather than number of shares;

(3)    the Company or Holdings consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company or Holdings, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company, Holdings or such other Person is converted into or exchanged for cash, securities or other property, other than the Intended Business Separations or any such transaction where the shares of the Voting Stock of the Company or Holdings outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or any direct or indirect parent company of the surviving Person immediately after giving effect to such transaction;

Ex. B-9

(4)    the first day on which a majority of the members of the board of directors of the Company or the board of directors of Holdings are not Continuing Directors other than as a result of the Intended Business Separations; or

(5)    the adoption of a plan relating to the liquidation or dissolution of the Company or Holdings.

Notwithstanding the foregoing, none of the transactions relating to the Internal Reorganization, the Business Realignment or the Intended Business Separations shall be considered a Change of Control.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control under clause (2) above if (a) the Company or Holdings becomes a direct or indirect wholly-owned subsidiary of a holding company and (b) (y) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of Holdings’ Voting Stock immediately prior to that transaction or (z) immediately following that transaction, no person (as that term is used in Section 13(d) (3) of the Exchange Act) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of the holding company. Furthermore, neither the formation of an intermediate holding company of the Company that is 100% owned by Holdings (directly or indirectly) or any business combination between the Company and Holdings or any wholly-owned subsidiaries of Holdings will constitute a Change of Control.

“Business Realignment” has the meaning provided in the Company’s offering memorandum dated November 28, 2018 relating to the offering of the Securities.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, (a) with respect to any member of the board of directors of Holdings, any such member who (1) was a member of such board of directors on the date of the issuance of the Securities; or (2) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination or election (either by a specific vote or by approval of our proxy statement in which such member was named as a nominee for election as a director) and (b) with respect to any member of the board of directors of the Company, any such member who (1) was a member of such board of directors on the date of the issuance of the Securities; or (2) was appointed, nominated for election or elected to such board of directors by Holdings.

“Fitch” means Fitch Ratings, Inc.

“Intended Business Separations” has the meaning provided in the Company’s offering memorandum dated November 28, 2018 relating to the offering of the Securities.

Ex. B-10

“Internal Reorganization” has the meaning provided in the Company’s offering memorandum dated November 28, 2018 relating to the offering of the Securities.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch), Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Services Inc.

“Rating Agency” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” registered pursuant to Section 15E of the Exchange Act, selected by the Company as a replacement agency for Fitch, Moody’s or S&P, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

“Voting Stock” means, with respect to any person, capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right so to vote has been suspended by the happening of such a contingency.

Section 4.    Events of Default. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Section 5.    Modifications and Waivers; Obligation of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest and Additional Interest, if any, on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

Ex. B-11

Section 6.    Authorized Denominations. The Securities are issuable in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture, and subject to certain limitations therein set forth and to the limitations described below, if applicable, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

Section 7.    Registration of Transfer. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security register upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for that purpose in the City of Chicago, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the securities registrar (which shall initially be the Trustee, Two North LaSalle Street, Chicago, Illinois 60602 (Attention: Corporate Trust Department) or at such other address as it may designate as its principal corporate trust office in the City of Chicago), duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security is exchangeable for a certificated Security only if (x) the Depositary notifies the Company that it is no longer willing or able to act as a Depositary for this Security or the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Company has not appointed a successor depositary within 90 days of that notice or becoming aware that the Depositary is no longer so registered or (y) the Company in its sole discretion determines that this Security shall be exchangeable for certificated Securities in registered form or (z) an Event of Default with respect to the Securities represented hereby has occurred and is continuing, and the Depositary requested the issuance of certificated Securities, provided that the definitive Securities so issued in exchange for this permanent Security shall be in denominations of $2,000 and any integral multiple of $1,000 in excess thereof and be of like aggregate principal amount and tenor as the portion of this permanent Security to be exchanged, and provided further that, unless the Company agrees otherwise, Securities of this series in certificated registered form will be issued in exchange for this permanent Security, or any portion hereof, only if such Securities in certificated registered form were requested by written notice to the Trustee or the Securities Registrar by or on behalf of a person who is beneficial owner of an interest hereof given through the Holder hereof. Except as provided above, owners of beneficial interests in this permanent Security will not be entitled to receive physical delivery of Securities in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Section 8.    Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Ex. B-12

Section 9.    No Recourse Against Certain Persons. No recourse for the payment of the principal or interest or Additional Interest, if any, on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any Supplemental Indenture thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation of either of them, either directly or through the Company or any successor corporation of either of them, whether by virtue of any constitution, statute or rule or law or by the enforcement of any assessment or penalty or otherwise, all such liability being by the acceptance hereof and as a condition of and as part of the consideration for the issue hereof, expressly waived and released.

Prior to the Intended Business Separations, Holders of the Securities will have (i) no recourse (whether legal, equitable or otherwise, including without limitation, any right of attachment, judgment or levy or any recourse to the proceeds from any sale or other disposition thereof) against the assets of DowDuPont Inc. (“DowDuPont”) or “Historical DuPont” (E. I. du Pont de Nemours and Company and its consolidated subsidiaries prior to the Business Realignment) and their respective subsidiaries, except to the extent of any materials science business assets that will be part of the Company after the Intended Business Separations, including Historical DuPont’s ethylene and ethylene copolymers businesses (other than its ethylene acrylic elastomers business), and subsequent to the Intended Business Separations, Holders of the Securities will have no recourse (whether legal, equitable or otherwise, including without limitation, any right of attachment, judgment or levy or any recourse to the proceeds from any sale or other disposition thereof) against New DuPont or Corteva and/or their respective subsidiaries (including their assets or equity and that of their subsidiaries). Additionally, Holders of the Securities will have no recourse (whether legal, equitable or otherwise, including without limitation, any right of attachment, judgment or levy or any recourse to the proceeds from any sale or other disposition thereof) against the direct or indirect equity interests that the Company holds or will hold in any subsidiary of Corteva or New DuPont.

“Corteva” has the meaning provided in the Company’s offering memorandum dated November 28, 2018 relating to the offering of the Securities.

“New DuPont” has the meaning provided in the Company’s offering memorandum dated November 28, 2018 relating to the offering of the Securities.

Section 10.    Defeasance. The Indenture with respect to any series will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Indenture, upon payment of all of the Securities of such series or upon the irrevocable deposit with the Trustee of cash or U.S. Government Obligations (or a combination thereof) sufficient for such payment in accordance with Article Ten of the Indenture.

Ex. B-13

Section 11.    Registration Rights Agreement. Holders of the Securities issued on the date hereof will have all the rights set forth in the Registration Rights Agreement, dated as of November 30, 2018, among the Company and the other parties named in Schedule I thereto (the “Registration Rights Agreement”). The Company will furnish to any holder of Securities upon request and without charge a copy of the Registration Rights Agreement.

Section 12.    Governing Law; Jurisdiction. The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 13.    Defined Terms. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Ex. B-14

CERTIFICATE TO BE DELIVERED UPON EXCHANGE

OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $                     principal amount of Securities held in (check applicable space)          book-entry form by                      (the “Transferor”).

The Transferor (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depositary a Security of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(d) under the Securities Act of 1933, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(3)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(4)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933; or

(5)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(6)	☐	pursuant to any other available exemption from the registration requirements under the Securities Act of 1933.

Prior to the expiration of the period referred to in Rule 144(d), unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (2),

Ex. B-15

(3), (4) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:
By:

Ex. B-16

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Security	Amount of increase in Principal Amount of this Security	Principal Amount of this Security following such decrease (or increase)	Signature of authorized signatory of Trustee

Ex. B-17

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -
(Minor)

Custodian
(Cust)

Under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

Ex. B-18

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                      attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature:

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Ex. B-19

EXHIBIT C

Form of 5.550% Notes due 2048

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE “DEPOSITARY”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE THAT IS [ONE YEAR (IN THE CASE OF THE 144A NOTES) OR 40 DAYS (IN THE CASE OF REGULATION S NOTES)] AFTER THE LATER OF THE ISSUANCE OF THE NOTES AND THE LAST DATE ON WHICH THE ISSUER OR ANY OF ITS AFFILIATES WAS THE OWNER OF THE NOTES OR ANY PREDECESSOR OF THE NOTES, OFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO AN ISSUER OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO PERSONS REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH 2(C) AND 2(F) ABOVE, THE DOW CHEMICAL COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE

Ex. C-1

MEANINGS GIVEN TO THEM BY REGULATION S UNDER SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION.

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON, NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (FOR REG S NOTES ONLY)]

THE DOW CHEMICAL COMPANY

5.550% Notes due 2048

CUSIP NO. [260543 CP6 (Rule 144A) / U26054 KG7 (REG S)]
ISIN NO. [US260543CP60 (Rule 144A) / USU26054KG78 (REG S]
No. R[144A / REGS]-[●]	US$[●]

THE DOW CHEMICAL COMPANY, a Delaware corporation (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [●] MILLION DOLLARS (US$[●]) or such other principal sum set forth on the Schedule attached hereto (which shall not exceed $900,000,000) on November 30, 2048, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest and Additional Interest , if any, as defined in and payable pursuant to Section 2 of the Registration Rights Agreement referred to below, thereon semi-annually on each May 30 and November 30 (each an “Interest Payment Date”), commencing May 30, 2019 and at maturity on said principal sum, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the rate per annum specified in the title of this Security from the May 30 or November 30, as the case may be, next preceding the date of this Security to which interest and Additional Interest, if any, has been paid, unless the date hereof is a date to which interest and Additional Interest, if any, has been paid, in which case from the date of this Security, or unless no interest has been paid on this Security, in which case from November 30, 2018, until payment of said principal sum has been made or duly provided for. Payments of such principal and interest and Additional Interest, if any, shall be made at the office or agency of the Company in Chicago, Illinois, which, subject to the right of the Company to vary or terminate the appointment of such agency, shall initially be at the principal office of The Bank of New York Mellon Trust Company, N.A., Two North LaSalle Street, Chicago, Illinois 60602; provided, that payment of interest and Additional Interest, if any, may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security register; provided, further that so long as CEDE & CO. or another nominee of the Depositary is the registered owner of this Security payments of principal and interest and Additional Interest, if any, will be made in immediately available funds through the Depositary’s Same-Day Funds Settlement

Ex. C-2

System. Notwithstanding the foregoing, if the date hereof is after May 15 or November 15, as the case may be, and before the following May 30 or November 30, this Security shall bear interest and Additional Interest, if any, from such May 30 or November 30; provided, that if the Company shall default in the payment of interest or Additional Interest, if any, due on such May 30 or November 30, then this Security shall bear interest and Additional Interest, if any, from the next preceding May 30 or November 30, to which interest and Additional Interest, if any, has been paid or, if no interest has been paid on this Security, from November 30, 2018. The interest and Additional Interest, if any, payable on any May 30 or November 30 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the May 15 or November 15 (each a “Record Date”), as the case may be, next preceding such May 30 or November 30, and the interest and Additional Interest, if any, payable at maturity will be payable to the person to whom the principal hereof shall be payable.

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

[Remainder of page intentionally left blank Signature page follows.]

Ex. C-3

IN WITNESS WHEREOF, THE DOW CHEMICAL COMPANY has caused this instrument to be signed by facsimile by its duly authorized representative.

Dated: November 30, 2018.

Attest:	THE DOW CHEMICAL COMPANY

By:		By:
	[●]		[●]
	[●]		[●]

Signature Page to Notes due 2048 R-●

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated: November 30, 2018

The Bank of New York Mellon Trust Company, NA., as Trustee

By:
Authorized Signatory

Signature Page to Notes due 2048 R-●

THE DOW CHEMICAL COMPANY

5.550% Notes due 2048

Section 1.    General. This Note is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 1, 2008 (the “Base Indenture”), between The Dow Chemical Company (the “Company”) and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) as supplemented by a first supplemental indenture, dated as of November 30, 2018, among the Company, Dow Holdings Inc. (“Holdings”) and the Trustee (the “First Supplemental Indenture and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, Holdings, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Securities of the series designated on the face hereof.

Section 2.    Redemption; Sinking Fund. (a) Except as provided in paragraph (b) below, the Securities are not redeemable prior to maturity.

(b)    The Securities are redeemable, at any time in whole or from time to time in part, prior to May 30, 2048, at the option of the Company at a redemption price equal to the greater of:

(i)    100% of the principal amount of the Securities to be redeemed on that redemption date; and

(ii)    the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that redemption date that would be due if the Securities being redeemed matured on May 30, 2048 (not including any portion of such payments of interest and Additional Interest, if any, accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 35 basis points, plus, in each case, accrued and unpaid interest and Additional Interest, if any, thereon to, but excluding, the date of redemption.

On or after May 30, 2048, the Securities will be redeemable, at any time in whole or from time to time in part, at the Company’s option at 100% of the principal amount of the Securities to be redeemed on that redemption date plus accrued and unpaid interest and Additional Interest, if any, thereon to but excluding such redemption date.

Notwithstanding the foregoing, installments of interest and Additional Interest, if any, on Securities that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date according to this Security and the Indenture.

Ex. C-6

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term (as measured from the date of redemption) of the Securities to be redeemed (assuming for this purpose, that the Securities matured on May 30, 2048) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Quotation Agent” means any Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (i) each of Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and a Primary Treasury Dealer selected by SMBC Nikko Securities America, Inc. (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

(c)    The Securities will not be subject to any sinking fund.

(d)    The Company will mail a notice of any redemption at least 15 days but not more than 60 days before the redemption date to each Holder; provided that such notice of redemption may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Securities. Once notice of redemption is mailed, the Securities called for redemption will become due and payable on the redemption date and at the applicable redemption price, plus accrued and unpaid interest and Additional Interest, if any, to, but excluding, the redemption date.

Ex. C-7

Section 3.    Repurchase at the Option of Holders Upon Change of Control Repurchase Event.

(a)    If a Change of Control Repurchase Event (as defined below) occurs, unless the Company has exercised its right to redeem the Securities as provided in Section 2 above, the Company will make an offer to each Holder of Securities to repurchase all or any part (in integral multiples of $1,000 and no Security of a principal amount of $2,000 or less will be repurchased in part) of that Holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest and Additional Interest, if any, on the Securities repurchased, to, but excluding, the date of repurchase.

(b)    Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control (as defined below), but after the public announcement of an impending Change of Control, the Company will mail (or electronically deliver) a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Securities on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

(c)    The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with this Section 3, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 3 by virtue of such conflict.

(d)    On the Change of Control Repurchase Event payment date, the Company will, to the extent lawful:

(i)    accept for payment all Securities or portions of Securities (in a minimum principal amount of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the aforementioned offer;

(ii)    deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered; and

(iii)    deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Securities being repurchased by the Company.

(e)    The paying agent will promptly mail to each Holder of Securities properly tendered the repurchase price for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Security equal in principal amount to any unpurchased portion of any Securities surrendered; provided, that each new Security will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 above that amount.

Ex. C-8

(f)    The Company will not be required to make an offer to repurchase the Securities upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer.

(g)    The following terms for purposes of this Section 3 shall have the respective meanings specified below:

“Below Investment Grade Rating Event” means the rating on the Securities is lowered by each of the Rating Agencies and the Securities are rated below Investment Grade by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if any of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)    the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and those of its subsidiaries taken as a whole to any “person” or “group” (as those terms are used for purposes of Section 13(d)(3) of the Exchange Act), other than the Company, Holdings or one or more of wholly-owned subsidiaries of Holdings;

(2)    the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used for purposes of Section 13(d)(3) of the Exchange Act), other than Holdings or one or more wholly-owned subsidiaries of Holdings, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding shares of the Voting Stock of Holdings or the Company, measured by voting power rather than number of shares;

(3)    the Company or Holdings consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company or Holdings, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company, Holdings or such other Person is converted into or exchanged for cash, securities or other property, other than the Intended Business Separations or any such transaction where the shares of the Voting Stock of the Company or Holdings outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or any direct or indirect parent company of the surviving Person immediately after giving effect to such transaction;

Ex. C-9

(4)    the first day on which a majority of the members of the board of directors of the Company or the board of directors of Holdings are not Continuing Directors other than as a result of the Intended Business Separations; or

(5)    the adoption of a plan relating to the liquidation or dissolution of the Company or Holdings.

Notwithstanding the foregoing, none of the transactions relating to the Internal Reorganization, the Business Realignment or the Intended Business Separations shall be considered a Change of Control.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control under clause (2) above if (a) the Company or Holdings becomes a direct or indirect wholly-owned subsidiary of a holding company and (b) (y) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of Holdings’ Voting Stock immediately prior to that transaction or (z) immediately following that transaction, no person (as that term is used in Section 13(d) (3) of the Exchange Act) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of the holding company. Furthermore, neither the formation of an intermediate holding company of the Company that is 100% owned by Holdings (directly or indirectly) or any business combination between the Company and Holdings or any wholly-owned subsidiaries of Holdings will constitute a Change of Control.

“Business Realignment” has the meaning provided in the Company’s offering memorandum dated November 28, 2018 relating to the offering of the Securities.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, (a) with respect to any member of the board of directors of Holdings, any such member who (1) was a member of such board of directors on the date of the issuance of the Securities; or (2) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination or election (either by a specific vote or by approval of our proxy statement in which such member was named as a nominee for election as a director) and (b) with respect to any member of the board of directors of the Company, any such member who (1) was a member of such board of directors on the date of the issuance of the Securities; or (2) was appointed, nominated for election or elected to such board of directors by Holdings.

“Fitch” means Fitch Ratings, Inc.

“Intended Business Separations” has the meaning provided in the Company’s offering memorandum dated November 28, 2018 relating to the offering of the Securities.

Ex. C-10

“Internal Reorganization” has the meaning provided in the Company’s offering memorandum dated November 28, 2018 relating to the offering of the Securities.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch), Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Services Inc.

“Rating Agency” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” registered pursuant to Section 15E of the Exchange Act, selected by the Company as a replacement agency for Fitch, Moody’s or S&P, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

“Voting Stock” means, with respect to any person, capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right so to vote has been suspended by the happening of such a contingency.

Section 4.    Events of Default. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Section 5.    Modifications and Waivers; Obligation of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest and Additional Interest, if any, on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

Ex. C-11

Section 6.    Authorized Denominations. The Securities are issuable in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture, and subject to certain limitations therein set forth and to the limitations described below, if applicable, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

Section 7.    Registration of Transfer. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security register upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for that purpose in the City of Chicago, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the securities registrar (which shall initially be the Trustee, Two North LaSalle Street, Chicago, Illinois 60602 (Attention: Corporate Trust Department) or at such other address as it may designate as its principal corporate trust office in the City of Chicago), duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security is exchangeable for a certificated Security only if (x) the Depositary notifies the Company that it is no longer willing or able to act as a Depositary for this Security or the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Company has not appointed a successor depositary within 90 days of that notice or becoming aware that the Depositary is no longer so registered or (y) the Company in its sole discretion determines that this Security shall be exchangeable for certificated Securities in registered form or (z) an Event of Default with respect to the Securities represented hereby has occurred and is continuing, and the Depositary requested the issuance of certificated Securities, provided that the definitive Securities so issued in exchange for this permanent Security shall be in denominations of $2,000 and any integral multiple of $1,000 in excess thereof and be of like aggregate principal amount and tenor as the portion of this permanent Security to be exchanged, and provided further that, unless the Company agrees otherwise, Securities of this series in certificated registered form will be issued in exchange for this permanent Security, or any portion hereof, only if such Securities in certificated registered form were requested by written notice to the Trustee or the Securities Registrar by or on behalf of a person who is beneficial owner of an interest hereof given through the Holder hereof. Except as provided above, owners of beneficial interests in this permanent Security will not be entitled to receive physical delivery of Securities in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Section 8.    Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Ex. C-12

Section 9.    No Recourse Against Certain Persons. No recourse for the payment of the principal or interest or Additional Interest, if any, on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any Supplemental Indenture thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation of either of them, either directly or through the Company or any successor corporation of either of them, whether by virtue of any constitution, statute or rule or law or by the enforcement of any assessment or penalty or otherwise, all such liability being by the acceptance hereof and as a condition of and as part of the consideration for the issue hereof, expressly waived and released.

Prior to the Intended Business Separations, Holders of the Securities will have (i) no recourse (whether legal, equitable or otherwise, including without limitation, any right of attachment, judgment or levy or any recourse to the proceeds from any sale or other disposition thereof) against the assets of DowDuPont Inc. (“DowDuPont”) or “Historical DuPont” (E. I. du Pont de Nemours and Company and its consolidated subsidiaries prior to the Business Realignment) and their respective subsidiaries, except to the extent of any materials science business assets that will be part of the Company after the Intended Business Separations, including Historical DuPont’s ethylene and ethylene copolymers businesses (other than its ethylene acrylic elastomers business), and subsequent to the Intended Business Separations, Holders of the Securities will have no recourse (whether legal, equitable or otherwise, including without limitation, any right of attachment, judgment or levy or any recourse to the proceeds from any sale or other disposition thereof) against New DuPont or Corteva and/or their respective subsidiaries (including their assets or equity and that of their subsidiaries). Additionally, Holders of the Securities will have no recourse (whether legal, equitable or otherwise, including without limitation, any right of attachment, judgment or levy or any recourse to the proceeds from any sale or other disposition thereof) against the direct or indirect equity interests that the Company holds or will hold in any subsidiary of Corteva or New DuPont.

“Corteva” has the meaning provided in the Company’s offering memorandum dated November 28, 2018 relating to the offering of the Securities.

“New DuPont” has the meaning provided in the Company’s offering memorandum dated November 28, 2018 relating to the offering of the Securities.

Section 10.    Defeasance. The Indenture with respect to any series will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Indenture, upon payment of all of the Securities of such series or upon the irrevocable deposit with the Trustee of cash or U.S. Government Obligations (or a combination thereof) sufficient for such payment in accordance with Article Ten of the Indenture.

Section 11.    Registration Rights Agreement. Holders of the Securities issued on the date hereof will have all the rights set forth in the Registration Rights Agreement, dated as of November

Ex. C-13

30, 2018, among the Company and the other parties named in Schedule I thereto (the “Registration Rights Agreement”). The Company will furnish to any holder of Securities upon request and without charge a copy of the Registration Rights Agreement.

Section 12.    Governing Law; Jurisdiction. The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 13.    Defined Terms. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Ex. C-14

CERTIFICATE TO BE DELIVERED UPON EXCHANGE

OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $                     principal amount of Securities held in (check applicable space)          book-entry form by                      (the “Transferor”).

The Transferor (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depositary a Security of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(d) under the Securities Act of 1933, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(3)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(4)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933; or

(5)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(6)	☐	pursuant to any other available exemption from the registration requirements under the Securities Act of 1933.

Prior to the expiration of the period referred to in Rule 144(d), unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (2),

Ex. C-15

(3), (4) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

Ex. C-16

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Security	Amount of increase in Principal Amount of this Security	Principal Amount of this Security following such decrease (or increase)	Signature of authorized signatory of Trustee

Ex. C-17

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -
(Minor)

Custodian
(Cust)

Under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

Ex. C-18

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                      attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature:

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Ex. C-19

EXHIBIT D

FORM OF [SECOND] SUPPLEMENTAL INDENTURE

THIS [SECOND] SUPPLEMENTAL INDENTURE, dated as of [●] (the “Second Supplemental Indenture”), among THE DOW CHEMICAL COMPANY, a Delaware corporation (the “Company”), DOW HOLDINGS INC., a Delaware corporation (“Holdings”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (the “Trustee”).

RECITALS OF THE COMPANY:

WHEREAS, the Company and the Trustee have heretofore executed and delivered an indenture, dated as of May 1, 2008 (the “Base Indenture”), to provide for the issuance by the Company from time to time of Securities to be issued in one or more Series as provided in the Indenture;

WHEREAS, the Company, Holdings and the Trustee executed and delivered a First Supplemental Indenture, dated as of November 30, 2018 (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”), among the Company, Holdings and the Trustee providing for the entry of this Supplemental Indenture substantially concurrently with the issuance by Holdings of a guarantee in respect of outstanding or committed indebtedness under the Revolving Credit Facility Agreement.

WHEREAS, on the date hereof, Holdings has guaranteed outstanding or committed indebtedness under the Revolving Credit Facility Agreement.

WHEREAS, Section 8.1(b), (c) and (d) of the Indenture permit the Company and the Trustee to enter into indentures supplemental to the Indenture for the purposes of adding another corporation to the Company to assume the covenants, agreements and obligations of the Company, to add covenants for the protection of Holders of the Securities issued from time to time under the Indenture and to make such other provisions in regard to matters or questions arising under the Indenture as the Board of Directors may deem necessary or desirable and which shall not materially and adversely affect the interests of the Holders of the Securities; and

WHEREAS, all the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

NOW THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

The Company, Holdings and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders of the Securities of each such Series as follows:

Ex. D-1

ARTICLE ONE

RELATION TO INDENTURE; RULES OF CONSTRUCTION

SECTION 1.1    Relation to Indenture. This [Second] Supplemental Indenture constitutes an integral part of the Indenture.

SECTION 1.2    Rules of Construction. For all purposes of this [Second] Supplemental Indenture:

(a)    capitalized terms used herein without definition shall have the meanings specified in the Indenture;

(b)    all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this [Second] Supplemental Indenture;

(c)    the terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this [Second] Supplemental Indenture; and

(d)    in the event of a conflict with the definition of terms in the Indenture, the definitions in this [Second] Supplemental Indenture shall control.

ARTICLE TWO

DEFINITIONS

SECTION 2.1    The following terms shall have the following meanings for purposes of this Second Supplemental Indenture

(a)(i)    Section 1.1 of the Indenture is amended to include the following definitions in their proper alphabetical location:

“Holdings Guarantee” means the irrevocable guarantee of Securities issued from time to time hereunder, on a senior unsecured basis and in accordance with the terms set forth in the [Second] Supplemental Indenture.

“Notes Party” means the Company and, to the extent Holdings issues a guarantee in respect of the Securities pursuant to Article Three hereof, Holdings.

“Revolving Credit Facility Guarantee” means the guarantee in respect of outstanding or committed indebtedness under the Revolving Credit Facility Agreement giving rise to the execution of this [Second] Supplemental Indenture.

SECTION 2.2     For the benefit of the Holders, for so long as the Holdings Guarantee is effective, the definitions of “Consolidated Net Tangible Assets,” “Exempted Indebtedness,” “Intangible Assets,” “Principal Property,” and “Subsidiary” in Section 1.1 of the Indenture shall be amended and restated with the following definitions in their proper alphabetical location:

“Consolidated Net Tangible Assets” means the total assets of the applicable Notes Party and its consolidated subsidiaries as shown on or reflected in its balance sheet less

Ex. D-2

(a) all current liabilities (excluding current liabilities which could be classified as long-term debt in conformity with generally accepted accounting principles and current liabilities which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed), (b) advances to entities accounted for on the equity method of accounting, and (c) intangible assets. “Intangible assets” means the aggregate value (net of any applicable reserves), as shown on or reflected in such balance sheet, of: (i) all trade names, trademarks, licenses, patents, copyrights and goodwill; (ii) organizational and development costs; (iii) deferred charges (other than prepaid items such as insurance, taxes, interest, commissions, rents and similar items and tangible assets being amortized); and (iv) unamortized debt discount and expense, less unamortized premium.

“Exempted Indebtedness” means the sum of (i) all outstanding indebtedness of the Notes Parties and each of their Restricted Subsidiaries incurred after the date of this Indenture and secured by liens proscribed in paragraph (a) of Section 3.6, and (ii) the aggregate of present values (discounted at a rate per annum equal to the average interest borne by all Outstanding Securities determined on a weighted average basis and compounded semi-annually) of the obligations of the Notes Parties or any Restricted Subsidiaries for rental payments during the remaining term of all leases (including any period for which any such lease has been extended or may, at the option of the lessor, be extended) of all Principal Property other than those leases expressly permitted by paragraph (a) of Section 3.7. The net amount of rent required to be paid under any such lease for any such term shall be the amount of the rent payable by the lessee with respect to such period, after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges and contingent rents such as those based on sales. In the case of any such lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

“Principal Property” means any manufacturing facility owned by a Notes Party or any of its Restricted Subsidiaries and located within the United States (excluding its territories and possessions and the Commonwealth of Puerto Rico) the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds one percent of Consolidated Net Tangible Assets, other than any such facility or portion thereof which the board of directors of the Company or Holdings, as the case may be, reasonably determines is not material to the business conducted by the Notes Parties and their Subsidiaries as a whole.

“Subsidiary” means any corporation, of which at least a majority of the Voting Stock is at the time owned directly or indirectly by the applicable Notes Party or by the applicable Notes Party and its other Subsidiaries. The term “Voting Stock” means outstanding shares of stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power because of default in dividends or some other default.

Ex. D-3

ARTICLE THREE

GUARANTEE

SECTION 3.1     Holdings hereby irrevocably (except if terminated in accordance with the terms hereof), fully and unconditionally guarantees to the Trustee, for the benefit of the Trustee and for each Holder and their respective successors and assigns, (a) the full and punctual payment of the principal of and interest (and premium, if any) on the Securities of each Series outstanding under the Indenture from time to time when due, whether at maturity, by acceleration, by redemption or otherwise, and (b) the full and punctual performance within applicable grace periods of all other monetary obligations of the Company due and payable under the Indenture and the Securities of each Series outstanding under the Indenture from time to time (the Indenture and the Securities being hereinafter collectively called the “Guaranteed Obligations”). In case of the failure of the Company punctually to pay any Guaranteed Obligations, Holdings hereby agrees to cause any such payment to be made punctually when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, and as if payment were made by the Company.

SECTION 3.2     Holdings hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute, irrevocable (except if terminated in accordance with the terms hereof) and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Security, this [Second] Supplemental Indenture or the Indenture, any failure to enforce the provisions of any Security, this [Second] Supplemental Indenture or the Indenture, or any waiver, modification or consent granted with respect thereto by the Holder of such Security or the Trustee, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor.

As a separate and alternative stipulation, Holdings unconditionally and irrevocably agrees that any sum expressed to be payable by the Company under the Guaranteed Obligations but which is for any reason (whether or not now known or becoming known to the Company, Holdings, the Trustee or any Holder of any Guaranteed Obligation) not recoverable from Holdings on the basis of a guarantee will nevertheless be recoverable from it as if it were the sole principal debtor and will be paid by it to the Trustee on demand. This indemnity constitutes a separate and independent obligation from the other obligations in this [Second] Supplemental Indenture, gives rise to a separate and independent cause of action and will apply irrespective of any indulgence granted by the Trustee or any Holder of any Guaranteed Obligation.

SECTION 3.3    Holdings hereby waives diligence, presentation to, demand of, payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment, filing of claims with any court in the event of merger insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, (ii) Holdings waives notice of any default under the Securities or the Guaranteed Obligations, and (iii) the obligations of Holdings hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under the Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Indenture or the Securities; (d) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (e) any change in the ownership of Holdings.

Ex. D-4

SECTION 3.4    Holdings further agrees that the Holdings Guarantee constitutes a guarantee of payment, and of performance and compliance with all payment obligations when due (and not a guarantee of collection), and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

SECTION 3.5    The obligations of Holdings hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, but without prejudice to the terms of the first paragraph of this Section 3.5, the obligations of Holdings herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under the Indenture or the Securities, by any waiver or modification of any term thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of Holdings or would otherwise operate as a discharge of Holdings as a matter of law or equity.

SECTION 3.6    Holdings further agrees that the Holdings Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

SECTION 3.7    Holdings agrees that it shall not be entitled to any right of subrogation in respect of any Guaranteed Obligations guaranteed hereby until payment in full in cash of all Guaranteed Obligations, at which time Holdings shall be fully subrogated to the rights of the Holders. Without prejudice to the terms of the Section 3.1, Holdings further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations guaranteed hereby may be accelerated for the purposes of the Holdings Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such Guaranteed Obligations, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by Holdings for the purposes of this Section. Holdings agrees that any right of indemnity, subrogation or contribution it may have under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations.

SECTION 3.8    Holdings also agrees to pay any and all reasonable out of pocket and documented costs and expenses (including reasonable attorneys’ fees) incurred by the Trustee or any Holder in enforcing any rights under the Holdings Guarantee.

SECTION 3.9    The Holdings Guarantee provided for in this Article Three shall terminate and shall be of no further force or effect upon any termination of the Revolving Credit Facility Guarantee provided if the Holdings Guarantee has been terminated in accordance with this

Ex. D-5

Section 3.9 and subsequent to such termination, the Revolving Credit Facility Guarantee shall have been subsequently provided by Holdings, the Holdings Guarantee shall be deemed reinstated and in force in all respects.

ARTICLE FOUR

AMENDMENTS TO THE INDENTURE

SECTION 4.1    For the benefit of the Holders of Securities of each Series, Section 3.6 of the Indenture is amended and restated as follows:

“Limitation on Liens. (a) So long as any of the Securities remain outstanding and unpaid, no Notes Party will create, assume or suffer to exist and will cause, suffer or permit any of its Restricted Subsidiaries to create, assume or suffer to exist, any mortgage, pledge or lien of or upon any Principal Property or additions thereto or shares of capital stock of any Restricted Subsidiary, whether owned at the date of this Indenture or thereafter acquired, without making effective provision, and the Note Parties covenant that in any such case such Notes Party will make or cause to be made effective provision, whereby the Securities then Outstanding shall be secured by such mortgage, pledge or lien equally and ratably with any and all other obligations and indebtedness thereby secured so long as such indebtedness is so secured; provided that the foregoing covenant shall not apply to any mortgage, pledge or lien (hereinafter in this Section 3.6 referred to as “liens”) of the following character:

(i) liens on Principal Property existing at the time of acquisition of such Principal Property or to secure the payment of all or any part of the purchase price of such Principal Property or any addition thereto or to secure any indebtedness incurred at the time of, or within 120 days after, the acquisition of such Principal Property or any addition thereto for the purpose of financing all or any part of the purchase price thereof (provided such liens are limited to such Principal Property or additions thereto);

(ii) liens existing on the date of this Indenture;

(iii) liens on property or shares of capital stock, or arising out of any indebtedness of any corporation existing at the time such corporation became or was merged into the any Notes Party or a Restricted Subsidiary of any Notes Party;

(iv) liens executed by any Restricted Subsidiary of a Notes Party and exclusively securing indebtedness or evidences of indebtedness incurred or issued by such Restricted Subsidiary either to a Notes Party or to any Subsidiary;

(v) liens arising from assignments of money due and to become due under contracts between the any Notes Party or any of its Restricted Subsidiaries and the United States or any State, or any department, agency or political subdivision thereof;

(vi) liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due or being contested in good faith;

Ex. D-6

(vii) liens arising by reason of any judgment, decree or order of any court, so long as any appropriate legal proceedings which may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or so long as the period within which such proceedings may be initiated shall not have expired; or pledges or deposits to secure payment of workmen’s compensation or other insurance, good faith deposits in connection with tenders, contracts (other than contracts for the payment of money) or leases, deposits to secure public or statutory obligations, deposits to secure public or statutory obligations, deposits to secure or in lieu of surety or appeal bonds, or deposits as security for the payment of taxes;

(viii) liens in connection with the issuance of tax-exempt industrial development or pollution control bonds or other similar bonds issued pursuant to Section 103(b) of the Internal Revenue Code of 1986, as amended, or as hereafter amended, to finance all or any part of the purchase price of or the cost of constructing, equipping or improving property; provided that such liens shall be limited to such property acquired (including personal property) or constructed or such improvement and to thereto substantially unimproved real property on which such construction or improvement is located; and provided, further that each Notes Party and any of its Restricted Subsidiaries may further secure all or any part of such purchase price or the cost of construction of such improvements and personal property by an interest in additional property of any Notes Party and its Restricted Subsidiaries only to the extent necessary for the construction, maintenance and operation of, and access to, such property so acquired or constructed or such improvement;

(ix) liens in favor of any customer arising in respect of partial, progress, advance or other payments made by or on behalf of such customer for goods produced for or services rendered to such customer in the ordinary course of business not exceeding the amount of such payments;

(x) extensions, renewals or replacements, in whole or in part, of any lien referred to in the foregoing clauses (i) to (ix), inclusive, provided that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement and that such extension, renewal or replacement shall be limited to all or any part of the same property that secured the lien extended, renewed or replaced (plus improvements on such property); and

(xi) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord’s liens on property held under lease, and tenants’ rights under leases; easements; and any other liens of a nature similar to those hereinabove described in this clause (xi) which do not, in the opinion of a Notes Party, materially impair the use of such property in the operation of the business of such Notes Party or any of its Restricted Subsidiaries or the value of such property for the purposes of such business.

Ex. D-7

(b) Notwithstanding the provisions of paragraph (a) of this Section 3.6, the any Notes Party or any Restricted Subsidiary of a Notes Party may create or assume liens; provided that at the time of such creation or assumption, and after giving effect thereto, Exempted Indebtedness does not exceed 15 percent of Consolidated Net Tangible Assets at such time.”

SECTION 4.2    For the benefit of the Holders of Securities of each Series, Section 3.7 of the Indenture is amended and restated as follows:

“Limitation on Sale and Lease-Back Transactions. (a) A Notes Party will not, nor will any Notes Party permit any of its Restricted Subsidiaries to, enter into any arrangement providing for the leasing by such Notes Party or any Restricted Subsidiary of such Notes Party of any Principal Property (except for temporary leases for a term, including any renewal thereof, of not more than three years and except for leases between a Notes Party and a Subsidiary or between Subsidiaries), which Principal Property has been or is to be sold or transferred by such Notes Party or such Restricted Subsidiary (herein referred to as a “Sale and Lease-Back Transaction”) unless the net proceeds of such sale are at least equal to the fair value (as determined by the board of directors of such Notes Party) of such property.

(b) Notwithstanding the provisions of paragraph (a) of this Section 3.7, a Notes Party or any Restricted Subsidiary may enter into Sale and Lease-Back Transactions, provided that at the time of such entering into, and after giving effect thereto, Exempted Indebtedness does not exceed 15 percent of Consolidated Net Tangible Assets at such time.”

SECTION 4.3    For the benefit of the Holders of Securities of each Series, a paragraph (h) to Section 5.1 of the Indenture is added as follows:

“(h)    the Holdings Guarantee shall for any reason cease to be in full force and effect (except as contemplated by the terms of this Indenture) or be declared null and void or any senior officer of Holdings denies in writing that it has any further liability under such guarantee or gives written notice to such effect, other than by reason of the termination of this Indenture or the release of the Holdings Guarantee in accordance with this Indenture.”

SECTION 4.4    For the benefit of the Holders of Securities of each Series, paragraphs (d), (e) and (f) of Section 5.1 of the Indenture are amended and restated as follows:

“(d) default in the performance, or breach, of any covenant or warranty of the any Notes Party in respect of the Securities of such Series (other than a covenant or warranty in respect of the Securities of such Series a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after notice thereof has been received by the such Notes Party from the Trustee or the Holders of at least 25% in principal amount of the Outstanding Securities of such Series affected thereby, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

Ex. D-8

(e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of any Notes Party in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of any Notes Party or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

(f) any Notes Party shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of any Notes Party or for any substantial part of its property, or make any general assignment for the benefit of creditors; or”

SECTION 4.5    For the benefit of the Holders of Securities of each Series, Section 9.1 and Section 9.2 of the Indenture are amended and restated as follows:

“SECTION 9.1 Notes Parties May Consolidate, etc., on Certain Terms. Each Notes Party covenants that it will not merge or consolidate with any other corporation or sell or convey all or substantially all of its assets to any Person, unless (a) either (i) either such Notes Party shall be the continuing corporation, or the successor corporation or the Person which acquires by sale or conveyance substantially all the assets of such Notes Party (if other than such Notes Party) shall be a corporation organized under the laws of the United States of America or any State thereof and shall expressly assume the obligations of such Notes Party under this indenture, including, the due and punctual payment of the principal of and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by such Notes Party, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation or (ii) in the case of consolidation or merger of Holdings with the Company, Holdings confirms in writing in a form reasonably satisfactory to the Trustee, that as a result of such consolidation or merger Holdings has become the primary obligor on the Securities and assumed the Company’s obligations under the Securities and under this Indenture and (b) such Notes Party or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

SECTION 9.2 Successor Corporation Substituted. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the applicable Notes Party, with the same effect as if it had been named herein. In the case of a consolidation, merger, sale or conveyance of the Company only, such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the

Ex. D-9

Company and delivered to the Trustee; and, if applicable, in the case of a consolidation, merger, sale or conveyance of the Company only, upon the Company Order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities to be issued or the [Second] Supplemental Indenture as may be appropriate.

In the event of any such sale or conveyance (other than a conveyance by way of lease) the applicable Notes Party or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture, the Securities and the Holdings Guarantee, as the case may be, and may be liquidated and dissolved.”

SECTION 4.6    For the benefit of the Holders of Securities of each Series, a paragraph (e) to Section 4.3 of the Indenture is added as follows:

“(e) For the avoidance of doubt, if, for any reason, the Company may cease filing separate periodic reports pursuant to Section 13 or Section 15(d) under the Securities Exchange Act of 1934 in virtue of the fact that the Company is a wholly owned subsidiary of Holdings or based on the Holdings Guarantee, then the delivery by Holdings to the Trustee of annual reports and information, documents and other reports Holdings is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 or any other information required by this Section 4.3 will be deemed to satisfy the Company’s obligations under this Section 4.3, if applicable.”

ARTICLE FIVE

MISCELLANEOUS PROVISIONS

SECTION 5.1    Ratification. The Indenture, as supplemented and amended by this [Second] Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

SECTION 5.2    Counterparts. This [Second] Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 5.3    Governing Law. THIS [SECOND] SUPPLEMENTAL INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THEREOF.

Ex. D-10

SECTION 5.4 Trustee. The Trustee makes no representations as to the validity or sufficiency of this [Second] Supplemental Indenture. The recitals herein are deemed to be those of the Company and Holdings and not of the Trustee.

[signature page follows]

Ex. D-11

IN WITNESS WHEREOF, the parties hereto have caused this [Second] Supplemental Indenture to be duly executed as of the day and year first above written.

THE DOW CHEMICAL COMPANY

By:
Name:
Title:

DOW HOLDINGS INC.

By:
Name:
Title:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

Signature page to [Second] Supplemental Indenture